UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   September 17, 2007

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

 (615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 17, 2007, CBRL Group, Inc. (the “Company”) and Lawrence E. White entered into an Agreement dated as of September 17, 2007 (the “White Agreement”) pursuant to which Mr. White will retire and resign, effective as of February 1, 2008 (the “Employment Termination Date”), as Senior Vice President and Chief Financial Officer of the Company.  The following summary of the material terms of the White Agreement is qualified in its entirety by reference to the full text of the White Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference into this Item.  The White Agreement provides that (1) for a period of time from the Employment Termination Date through August 15, 2009 (the “Consulting Term”), Mr. White will serve as a consultant to the Company, for which the Company will pay to Mr. White $619,437 in the aggregate over the Consulting Term; (2) any bonus earned under the CBRL FY2008 Annual Bonus Plan and any award that might be earned under the CBRL Long Term Performance Plan will be prorated through the Employment Termination Date; (3) through the Consulting Term: (a) additional options to purchase 8,900 shares of CBRL common stock will vest and become exercisable, (b) 15,000 restricted shares of CBRL common stock will vest on August 2, 2009 and will be distributed, along with any accrued dividends, (c) 3,934 restricted shares of CBRL common stock will vest on August 1, 2008 and will be distributed, along with any accrued dividends, and (d) 7,618 restricted shares of CBRL common stock will vest on July 31, 2009 and will be distributed, along with any accrued dividends; and (4) the Company will continue to provide all group health and life insurance benefits for Mr. White and his dependents at the same level as for other senior level executives of the Company until the earlier of the end of the Consulting Term or Mr. White’s obtaining other employment at which he receives health insurance benefits.

The White Agreement also contains non-disparagement, non-competition, non-solicitation and confidentiality provisions as well as a standstill agreement by Mr. White.  Upon the Employment Termination Date, Mr. White is also to execute and deliver a release of all claims that he might have against the Company.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Item 5.02 above is incorporated by reference as if fully set forth herein.

On September 20, 2007, the Company issued the press release that is furnished as Exhibit 99.2 to this Current Report on Form 8-K and that is incorporated by reference into this Item announcing that its Board of Directors had declared a quarterly dividend of $0.18 per share payable on November 5, 2007 to shareholders of record on October 19, 2007 and also had authorized the repurchase of up to 1,000,000 shares of the Company’s outstanding shares of common stock.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

           See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2007		CBRL GROUP, INC.

	By:	/s/ N.B. Forrest Shoaf
	Name:	N.B. Forrest Shoaf
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.                                                                           Description

99.1	Agreement dated September 17, 2007 between the Company and Lawrence E. White

99.2	Press Release issued by CBRL Group, Inc. dated September 20, 2007 re: dividend and share repurchase